Large Cap Equity Fund – Class AMF Shares – IICAX

Large Cap Equity Fund – Class H Shares – IICHX

A Series of Asset Management Fund

Supplement dated March 31, 2020

to the Prospectus dated October 28, 2019,

as amended February 28, 2020 and March 17, 2020

All references in the prospectus to Ana Galliano are removed.

Anupam Ghose will serve as the portfolio manager, responsible for the day-to-day investment decisions to the Fund.

Accordingly, the Fund’s prospectus is supplemented as set forth below:

The third paragraph under “Management” on page 5 of the prospectus is deleted in its entirety and replaced with the following:

The portfolio manager responsible for the day-to-day management of the Fund is Anupam Ghose, Portfolio Manager of the Sub-Adviser. Mr. Ghose has managed the Fund since 2020.

The sub-paragraph “Large Cap Equity Fund” under the “Portfolio Managers” section on page 27 of the prospectus is deleted in its entirety and replaced with the following:

The portfolio manager responsible for the day-to-day management of the Large Cap Equity Fund’s portfolio is Anupam Ghose.

Mr. Ghose, Portfolio Manager of the Sub-Adviser, oversees the day-to-day activities of the Large Cap Equity Fund. Mr. Ghose has been responsible for the management of the Large Cap Equity Fund since 2020. Mr. Ghose has been a Portfolio Manager for S2 since 2016. Mr. Ghose is a Founding Partner and CEO of System Two Advisors, where he focuses on the start-up business operations and strategic  direction of the firm. Prior to System Two, Mr. Ghose was the Co-President and Chief Strategy Officer of Roc Capital, responsible for  overseeing the firm's marketing and investor relations as well as implementing short-term and long-term firm strategies. Prior to joining  Roc Capital, Mr. Ghose was a Senior Member of the Prime Services Group at Credit Suisse. Prior to joining Credit Suisse, he was a  member of the Global Portfolio Trading & Equities Swaps desk at Goldman Sachs. Prior to that he was one of the limited partners at  Spear, Leeds & Kellogg and was part of the integration team when the firm was acquired by Goldman Sachs in 2000. Mr. Ghose is the  founder of Indus Advisors LLC, which launched the first India-focused exchange traded fund on the NYSE/ARCA in partnership with  Invesco PowerShares. Mr. Ghose received his BA degree in Economics from Bombay University in India in 1988, and his MBA in Finance  and Investments from the Zicklin School of Business at Baruch College in 1994. Mr. Ghose serves on the advisory board of the Weissman  Center for International Business at Baruch College. He has also served on the board of Viteos Fund Services & Gravitas Technology, Inc.

This supplement should be retained with your Prospectus for future reference.

ASSET MANAGEMENT FUND
690 Taylor Road, Suite 210

Gahanna, Ohio 43230